Third Quarter Report

                                               [LOGO]
                                          THE GABELLI
                                          GLOBAL
                                          MULTIMEDIA
                                          TRUST INC.

                               September 30, 1997

                                            [LOGO]
                                    THE GABELLI
                                        GLOBAL
                                        MULTIMEDIA
                                        TRUST INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and inter-dependent economic world.

      Investment Objective:

      The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.


                    This report is printed on recycled paper.

To Our Shareholders,

                                                     [PHOTO OMITTED]

                                                             [LOGO]
                                                     THE GABELLI
                                                         GLOBAL
                                                         MULTIMEDIA
                                                         TRUST INC.

      In the third quarter of 1997, buoyed by low inflation, solid corporate earnings, and ongoing merger and acquisition activity, stocks posted solid gains. In the process, the market overcame global currency instability and attendant concerns regarding the earnings prospects for multi-national consumer staple companies like Coca-Cola, Gillette, and Proctor and Gamble. As demonstrated by the Fund's outstanding returns, stock pickers like us were more than adequately rewarded for our efforts.

      For the nine months ended September 30, 1997, The Gabelli Global Multimedia Trust Inc.'s ("Multimedia Trust") net asset value per share increased 24.7% to $10.09 on September 30, 1997. This compares to the average 18.9% increase of the 200 Global Funds tracked by Lipper Analytical Services. For the third quarter ended September 30, 1997, the Fund's net asset value increased 8.7%. Since its inception on November 15, 1994, the Multimedia Trust's net asset value has achieved a 56.7% total return after adjusting for the rights offering and all distributions. This equates to a 16.9% average annual return.

      The Multimedia Trust's common shares ended the third quarter at $8.5625 per share on the New York Stock Exchange, up 13.2% for the quarter and an increase of 24.6% for the year. The common shares have increased 24.7% since inception after adjusting for all distributions and the rights offering.

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 3 years at The Gabelli Global Multimedia Trust and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

                               [GRAPHIC OMITTED]

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

THE PORTFOLIO OVERVIEW

Global Allocation

      The chart at the right represents the Multimedia Trust's holdings by geographic region as of September 30, 1997. The geographic allocation will change based on current global market conditions. Countries and/or regions and companies represented in the chart and below may or may not be included in the Multimedia Trust's portfolio in the future.

Equity Mix

      The Multimedia Trust's investment premise falls within the context of two main investment universes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

    [THE FOLLOWING TABLE WAS DEPICTED AS A PIE GRAPH IN THE PRINTED MATERIAL]

                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/97

                    United States                        74.7%

                    Europe                               12.3%

                    Latin America                         5.1%

                    Canada                                4.2%

                    Asia/Pacific Rim                      3.7%


    [THE FOLLOWING TABLE WAS DEPICTED AS A PIE GRAPH IN THE PRINTED MATERIAL]

                    Distribution                         61.3%

                    Copyright/Creativity                 38.7%

      The chart at the right depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of September 30, 1997.


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COMMENTARY

The Economy and the Stock Market: "Bear Watch"

      In view of still favorable economic and investment demographic trends, the Dow Jones Industrial Average is fairly, if not fully, valued at around 8,000. We do not see many rampant excesses in the current market, but the margin of safety is razor thin. As the doctors in charge of your financial health, we are always looking for things that may cause investor indigestion. Accordingly, we are keeping a close watch on the following developments that may cause us to change our economic and market diagnoses.

Inflation Watch

      In 1981-82, then President Reagan dealt a knockdown blow to labor by breaking the air traffic controllers strike. The settlement in the recent UPS strike may indicate labor is finally getting up off the canvas. Labor represents about two-thirds of U.S. industries' total costs. If labor is making a comeback, we may see more inflation than the consensus expects.

Profit Taking

      Wall Street was soundly in favor of a reduction in the capital gains tax rate. Long-term, it is a positive for stocks. However, shorter-term, it may entice investors to take some profits. Increased profit taking could temporarily alter the very favorable supply/demand profile stocks have enjoyed for the last several years.

Currency Turmoil - Asian Flu

      Thus far, the currency crises in Thailand, the Philippines, Malaysia, and Singapore have not spread to the Hong Kong dollar, which is the most stable and critical currency in the region. The same is true in Latin America, where the recent run on the Brazilian real has failed to upset the Mexican peso. If this currency virus were to spread further, world-wide stock markets would likely experience some vertigo.

Stormy Weather

      On the food front, El Nino, the unusual weather pattern that threatens warm, wet weather throughout the U.S. may play havoc with commodities prices. A late planting season in the Midwest could send food prices higher. A warm winter throughout the Northern states could send fuel prices lower while oil continues to be in short-term imbalance on the supply side. This could impact earnings patterns for companies in a range of industry groups.

      Having listed some of the things that could disrupt a still favorable backdrop for the economy and stock market, let us acknowledge the positives. Inflation remains restrained. With a historically large spread between inflation and interest rates along the yield curve, rates could trend down from current levels. Corporate earnings should grow by 8% to 9% in 1998. We do not believe price/earnings multiples are likely to expand substantially in the year ahead, but earnings progress could push the stock market higher. Specific to the Multimedia Trust, which


                                       3
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owns many smaller companies in attractive niche businesses, the lower capital gains tax rate should help promote even more deal activity in smaller firms since family managements will be able to keep more of the proceeds from any such transactions.

Indexing Revisited

      In our first quarter 1997 report, we examined the phenomenon of S&P 500 Index fund investing and its impact on the market. In defending active management in general and our value style in particular, we voiced two concerns about S&P indexing. First, that valuations do matter and that the valuations for the mega-cap growth stocks, which have such a disproportionate influence on the capitalization weighted S&P, were more than a little rich. Second, that what goes up the most is most vulnerable to any change in investor perception.

      Our concerns were validated in August, when Coca-Cola (KO - $61.00 - NYSE) and Gillette (G - $86.3125 - NYSE) plummeted following warnings of modestly slowing growth. They took a few other large-cap market favorites with them, dragging the S&P 500 down 5.6% for the month. Broader market indices held relatively steady in August, with the mid-cap S&P 400 down just 0.1% and the Russell 2000 gaining 2.3%.

      Does this mean investors are abandoning blue chips with bloated valuations and once again focusing on the kind of fundamental values more readily available elsewhere? It's too early to tell. Coke, Gillette and many other mega-cap branded consumer goods companies have bounced off their lows, and despite still fanciful valuations, could regain momentum. Of importance is that, for the first time in years, investors got a taste of what can happen to the S&P 500 when something goes wrong for a few of its heavily weighted component stocks. It may be more than just a coincidence that in the week ending September 24, there was a net outflow from S&P 500 Index funds for the first time in two years.

      We will continue to preach for our own church. Valuations do matter and, over time, investors who buy good companies at bargain prices will generate very attractive returns. Value investors may not outperform momentum players in an euphoric market environment like 1995-96; they should, however, excel in flat and down markets. The tortoise and the hare analogy is valid. We know who wins the race in the end.

Cable Television Networks: Get Them While They're Hot

      When we began accumulating cable television network companies, they were priced like straw hats in winter. Today, they are hot retail items. Within the last six months, Fox purchased International Family Entertainment, the Johnson family and Liberty Media (LBTYA - $29.9375 - NASDAQ) agreed to jointly buy BET Holdings Inc. (BTV - $52.875 - NYSE), Westinghouse (WX - $27.0625 - NYSE) announced the acquisition of The Nashville Network and Country Music Channel from Gaylord Entertainment (GET - $25.8125 - NYSE), and Seagram's (VO - $35.25 -
NYSE) negotiated the purchase of the other 50% of the USA Network from partner Viacom (VIA - $31.4375 - ASE). All of these deals are being done at cash flow multiples in the high teens. With the U.S. Supreme Court upholding "must carry" rules that require cable systems to air local network programming, entrenched cable networks are of increasing value to entertainment software producers and distributors, particularly in a "capacity" constrained cable world.


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      Most of the smaller independent cable network companies are gone or going from our portfolio at very nice premiums to our purchase prices. MAY THEY REST IN PEACE. We still own major cable network operators like Liberty Media (with stakes in The Discovery Channel, Court TV, Black Entertainment Television, QVC, Home Shopping Network, Liberty Sports Networks and Time Warner, a "clearinghouse" of cable network properties), Viacom (MTV, VH1 and Nickelodeon), Time Warner (TWX - $54.1875 - NYSE) (CNN, CNBC, TNT and the new Cartoon Channel), Seagram's (soon to be 100% owner of the USA Network) and Cablevision Systems (CVC - $62.75 -ASE) (Rainbow cable network properties). With the exception of Liberty Media, these are not pure cable network plays. The relative success of their other businesses will have a material impact on their stock prices. However, we do not believe the full value of these companies' cable network operations are reflected in their current stock prices.

Preferred Stock -- An Investment For The Future

      In the first quarter, the Board of Directors of The Gabelli Global Multimedia Trust authorized management to consider an offering of preferred stock. On June 4, 1997, the Trust successfully completed its offering of cumulative preferred stock which was rated 'aaa' by Moody's Investors Service Inc. Shareholder response has been positive and we appreciate the efforts of Smith Barney and Gabelli & Company, Inc., the underwriters, and wish to thank and welcome all those investors who participated.

      The Trust issued 1,250,000 Preferred Shares at $25 with an annual dividend rate of $1.98 per share paying semi-annually starting in December 1997. The Preferred Shares are trading on the New York Stock Exchange under the symbol GGT Pr. We thought we would answer some questions about preferred stock.

Q: What is Preferred Stock?

      Preferred stock is a form of equity investment which has certain rights that differ from those of common stock. In our case, the preferred stock was issued at $25 per share with a fixed dividend rate of $1.98. The Trust is obligated to pay this dividend to the Preferred Shareholders before any dividends are paid to the holders of common shares. Thereafter, any return earned in excess of this dividend rate would work to benefit the Common Shareholders.

Q: How would Preferred Shares benefit Common Shareholders?

      From its inception on November 15, 1994 through September 30, 1997, the Multimedia Trust has earned a 16.9% average annual return. The only obligation that the Trust has to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we considered this to be an ideal opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. Any return earned in excess of the stated dividend rate, which is less than the Trust's average annual return, would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholders in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, the Preferred Share issuance offers what we believe is a conservative method of adding wealth for our Common Shareholders.


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      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders are not required to the extent they would be if the Preferred Shares were not outstanding. Common Shareholders thus avoid having to pay taxes on that portion of taxable income that previously would have been distributed to them. By deferring these taxable distributions and taxes associated therewith, the net asset value of the common shares are likely to grow at a faster rate.

Q: Why did the Trust consider Preferred Shares?

      Right now, long-term interest rates are at relatively low levels. The dividend rate that the Trust is required to pay on the Preferred Shares is related to long-term rates. In this environment, we have a great opportunity to create value by earning a return in excess of the Preferred's dividend rate over the long term. Therefore, we believe this represents an opportunistic time for the Trust to take advantage of these low rates.

Q: Will Gabelli Funds, Inc. be paid a management fee on the Preferred Capital?

      With the completion of the preferred offering, the Adviser has agreed to waive the management fee on the incremental assets if the return on the Trust does not exceed the stated dividend rate on the Preferred Shares.

Q: What were the offering costs involved with the Preferred Shares?

      Consistent with our conservative approach, the Trust issued the Preferred Shares in a cost efficient manner at less than $0.12 per share. Although this offering crimped our year-to-date results -- 24.7% versus 26.4% had the Preferred Shares not been issued -- this modest investment provides the underpinnings for successful returns in the future.

Let's Talk Stocks

      The following are stock specifics on selected holdings of the Multimedia Trust. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Ascent Entertainment Group Inc. (GOAL - $11.50 - NASDAQ) operates entertainment, distribution and production businesses. Ascent owns 57% of On Command Corp. and owns the Denver Nuggets and the Colorado Avalanche. The Denver Arena Co., a division of Ascent, is building a new arena in Denver to house these professional basketball and hockey teams.

Cablevision Systems Corp. (CVC - $62.75 - ASE), based in Woodbury, NY, is a major cable TV operator serving 2.9 million subscribers, including managed systems. CVC's cable systems generate average monthly subscriber revenues among the highest in the industry. CVC has exercised its option to purchase ITT's 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. Cablevision is also purchasing Tele-Communications Inc.'s ten New York area cable properties with roughly 820,000 subscribers by issuing over 12 million shares (a one-third interest in the company) and assuming about $670 million of TCI's debt. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems,


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CVC is well-positioned to offer telephony, high speed data and enhanced video services.

Gaylord Entertainment Co. (GET - $25.8125 - NYSE) has completed the sale of its two cable television networks, The Nashville Network (TNN) and Country Music Television (CMT) to Westinghouse. The company's remaining operations, which include Opryland USA and an entertainment and convention/resort complex in Nashville, were spun-off to its shareholders and retain the Gaylord Entertainment name.

Grupo Televisa SA (TV - $35.8125 - NYSE) is a Mexico-based entertainment company that dominates the Spanish speaking world through its fully integrated mix of content and distribution. The company is an excellent vehicle for accessing the growth in disposable income among the Spanish speaking population on a global basis. The business mix includes film, music, cable television and broadcasting. Grupo Televisa also has valuable holdings in PanAmSat (SPOT - $43.125 - NASDAQ) and Univision Communications (UVN - $54.25 - NYSE). A five year restructuring plan - "Televisa 2000" - is designed to cut costs by $90 million annually over the next three years and to raise Televisa's cash flow margin by more than 25%.

LIN Television Corp. (LNTV - $46.625 - NASDAQ) is the subject of a bidding contest after an initial low ball bid for the company. Hicks, Muse, Tate & Furst increased its $47.50 bid to acquire LIN to $55 per share plus interest at an effective rate of 8% per annum from February 15, 1998 through closing. The move comes as broadcasters buy stations around the country following the enactment of the new telecommunications law that boosted the percentage of homes TV broadcasters can reach. The move also gives AT&T, which owns 45% of LIN, a way to cash out its investment before a 1998 deadline by which it had to either buy the rest of LIN or put the company up for sale. Hicks Muse is paying a multiple of over 13 times LIN's broadcast cash flow.

Rhone-Poulenc Rorer Inc. (RPR - $96.6875 - NYSE) announced that its majority shareholder, Rhone-Poulenc SA, made a $4.5 billion ($97 per share) bid to acquire the 31.7% stake of Rhone-Poulenc Rorer that it does not already own. Rhone-Poulenc also said it will combine its chemicals and fibers and polymers activities into an independent company that will be floated on the stock market in 1998. The plan is the latest in a series of restructurings that have transformed the global chemical and pharmaceutical industries during the decade. Driven by a desire to break up conglomerates, most large groups that once included both chemicals and pharmaceutical businesses have opted to focus on one activity or the other.

Tele-Communications Inc./Liberty Media Group (LBTYA - $29.9375 - NASDAQ) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner, the world's largest media company. Liberty Media, News Corp. and Tele-Communications International Inc. (TINTA - $16.375 - NASDAQ) have created a global sports joint venture, Fox Sports, that offers an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49%-owned Discovery Communications is a major advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel and developing businesses such as Discovery Europe and Animal Planet. We consider Liberty Media to be ideally positioned to benefit from expanding distribution channels, including direct broadcast satellite ventures like DirecTV and the Internet.


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Telecomunicacoes Brasileiras SA (Telebras) (TBR - $128.75 - NYSE) is the
Brazilian, government-controlled, monopoly telecommunications holding company consisting of 28 subsidiaries serving more than 14.2 million telephone lines and two million cellular customers in a country with a population of 160 million. The penetration rate is less than 9% for telephone and 1% for cellular. The stock is attractively priced at less than five times our estimate of 1997 cash flow. Future opportunities include the prospects of privatization, strong line growth and improvements in efficiency. In October, the Brazilian Ministry of Communications announced the breakup of the company into three regional, nine cellular and one long distance company.

Time Warner Inc. (TWX - $54.1875 - NYSE), having completed its acquisition of Turner Broadcasting in the fourth quarter of 1996, is the world's largest diversified media and publishing company. The combined companies have more than $23 billion in revenues and over $4.5 billion in EBITDA. Together they control a host of powerful media brands, such as CNN, Warner Brothers, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, Time Warner is now focused on reducing its almost $13 billion in debt and simplifying its capital structure. Cash flow in 1997 is demonstrating a substantial increase as the companies reap the synergies of their merged activities.

Viacom Inc. (VIA - $31.4375 - ASE; VIA'B - $31.625 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce debt and is focusing on the global expansion of its media franchises. The company divested its cable systems subsidiary in a transaction with Tele-Communications Inc. which reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about 4%. Its radio group, Evergreen Media, is being sold for $1.1 billion in cash. Until the company divests of its publishing business and Blockbuster, Viacom will remain a loaded laggard. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon, USA (50% interest) and the Sci-Fi Channel.

Multimedia Trust Share Repurchase

      At a special meeting of the Board of Directors on July 3, 1996, the Board authorized the repurchase of up to 500,000 shares of the Multimedia Trust's outstanding shares. On February 26, 1997, the Board voted to increase the authorized shares which may be repurchased to 750,000 shares. The Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through September 30, 1997, 419,833 shares were repurchased in the open market.


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Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at closedend@gabelli.com.

In Conclusion

      Little has changed in the favorable economic backdrop for stocks. That does not necessarily mean there are not potential problems that could upset the market apple cart. Barring any unexpected economic dilemmas, stocks should continue to deliver respectable returns. More important, in our view, the market is broadening and investors once again appear to be focusing on fundamental value. Already, strong deal activity is gaining momentum. The capital gains tax cut should encourage smaller niche companies' "urge to merge" in the year ahead.

      We close ever mindful of the potholes that will invariably challenge equities investors, but remain confident the Fund's portfolio is well-positioned to endure the long investment journey to your financial success.

                                        Sincerely,


                                        /s/ Mario J. Gabelli

                                        Mario J. Gabelli, CFA
                                        President and Chief Investment Officer

October 25, 1997

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1997

Rhone-Poulenc Rorer, Inc.             TCI-Liberty Media Group
LIN Television                        Cablevision Systems Corp.
Ascent Entertainment Corp.            Grupo Televisa S.A.
Time Warner, Inc.                     Telecomunicacoes Brasileiras SA (Telebras)
Viacom, Inc.                          Gaylord Entertainment Co.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.


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The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments -- September 30, 1997 (Unaudited)
================================================================================

                                                                          Market
   Shares                                                                  Value
   ------                                                                  -----
COMMON STOCKS -- 72.8%
COPYRIGHT/CREATIVITY COMPANIES -- 28.2%
               Advertising -- 0.0%
        200    Havas Advertising, SA................................ $   24,327
        200    Publicis SA .........................................     18,933
                                                                     ----------
                                                                         43,260
                                                                     ----------
               Cable Programmers -- 5.8%
      4,000    BET Holdings Inc., Class A +.........................    211,500
     15,000    CANAL, Sponsored ADR +...............................    534,176
      6,000    Flextech plc +.......................................     58,262
     83,000    Gaylord Entertainment Co., Class A...................  2,142,438
     48,000    HSN Inc. +...........................................  1,950,000
    112,500    Tele-Communications Inc./
                 Liberty Media Group, Class A +.....................  3,367,969
                                                                     ----------
                                                                      8,264,345
                                                                     ----------
               Diversified Publishers -- 7.3%
     10,000    American Media Inc., Class A +.......................     85,000
     10,000    Arnoldo Mondadori Editore SpA........................     73,318
     19,000    Belo (A.H.) Corp., Class A...........................    921,500
      2,500    Central Newspapers Inc., Class A ....................    185,625
      4,000    Dow Jones & Co. Inc. ................................    187,000
        700    Filipacchi Medias....................................    140,698
     27,000    Golden Books Family Entertainment Inc. +.............    300,375
     14,000    Harcourt General Inc.................................    693,875
     10,000    Harte-Hanks Communications Inc. .....................    329,375
      4,000    Houghton Mifflin Co..................................    151,000
     58,000    Independent Newspapers Ltd., ORD  ...................    337,908
     10,000    Knight-Ridder Inc. ..................................    546,250
      9,000    K-III Communications Corp. +.........................    108,563
     21,000    Lee Enterprises Inc..................................    595,875
      8,000    McGraw-Hill Companies Inc. ..........................    541,500
     10,000    Media General Inc., Class A..........................    396,250
     34,000    Meredith Corp........................................  1,126,250
     70,000    Nation Multimedia Group..............................     62,081
     90,000    New Straits Times Press Berhad ......................    271,677
    100,000    Oriental Press Group ORD  ...........................     32,308
     10,000    Playboy Enterprises Inc., Class A....................    133,125
     80,000    Post Publishing Co. Ltd. ............................     72,626
     26,000    Pulitzer Publishing Co. .............................  1,469,000
      2,000    Reader's Digest Association Inc.,
                 Class B ...........................................     57,000
     30,000    Singapore Press Holdings Ltd. .......................    441,609
    250,000    South China Morning Post Holdings ORD................    227,772
        300    SPIR Communication ..................................     21,406
     20,000    Thomas Nelson Inc....................................    277,500
      4,000    Times Mirror Co., Class A............................    219,750
     50,000    Times Publishing Ltd.................................    111,874
     10,000    United News & Media plc, ADR.........................    253,125
        200    Wiley (John) & Sons Inc., Class A ...................      7,850
      1,000    Wolters Kluwer NV....................................    135,296
                                                                     ----------
                                                                     10,514,361
                                                                     ----------
               Entertainment Production -- 4.6%
     22,000    All American Communications Inc.,
                 Class B +..........................................    500,500
      4,450    American Radio Systems Corp. ........................    211,931
    360,000    Ascent Entertainment Group Inc. + ...................  4,140,000
      4,000    Cinergi Pictures Entertainment Inc. +................      8,375
     12,523    EMI Group plc, Sponsored ADR.........................    218,553
      7,000    Grammy Entertainment plc +...........................     57,486
      3,500    Granada Group plc ...................................     49,496
      7,000    GTECH Holdings Corp. +...............................    239,313
      1,000    Harvey Entertainment Co. +...........................     13,375
     85,000    Katz Media Group Inc. +..............................    871,250
      1,000    Lancit Media Productions Ltd. +......................      3,375
        300    NRJ SA...............................................     40,825
      2,877    People's Choice TV Corp. +...........................      8,631
    100,000    Shaw Brothers (Hong Kong) Ltd........................    104,032
     20,000    Spelling Entertainment Group Inc. +..................    183,750
      1,700    Tring International Group ...........................        295
                                                                     ----------
                                                                      6,651,187
                                                                     ----------
               Global Media and Entertainment -- 8.7%
     70,000    Grupo Televisa SA, GDR...............................  2,506,875
     22,000    Havas, Sponsored ADR ................................    363,000
     21,000    News Corp. Ltd., ADS ................................    429,188
      2,000    PolyGram NV .........................................    114,875
     45,000    Seagram Co. Ltd. ....................................  1,586,250
      1,000    Sony Corp., ADR .....................................     93,938
     65,000    Time Warner Inc. ....................................  3,522,188
    110,000    Viacom Inc., Class A +...............................  3,458,125
      5,000    Walt Disney Co. .....................................    403,125
                                                                     ----------
                                                                     12,477,564
                                                                     ----------
               Hotels/Gaming -- 1.2%
      2,500    Churchhill Downs Inc. ...............................    110,000
      1,000    Gaming Lottery Corp..................................      4,078
     20,000    ITT Corp., New +.....................................  1,355,000
     60,847    Ladbroke Group plc...................................    267,672
      2,500    Quintel Entertainment Inc. +.........................     28,750
                                                                     ----------
                                                                      1,765,500
                                                                     ----------
               Information Publishing -- 0.2%
      4,000    Berlitz International Inc. +.........................    106,250
     25,000    Data Broadcasting Corp. +............................    168,750
      1,000    Dun & Bradstreet Corp................................     28,375
        500    Scholastic Corp. +...................................     19,750
                                                                     ----------
                                                                        323,125
                                                                     ----------
               Software -- 0.4%
      1,000    Activision Inc. +....................................     15,000
        500    Electronic Arts Inc. +...............................     19,313

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- September 30, 1997 (Unaudited)
================================================================================

                                                                          Market
   Shares                                                                  Value
   ------                                                                  -----

COMMON STOCKS (Continued)
COPYRIGHT/CREATIVITY COMPANIES (Continued)
               Software (Continued)
      1,000    Excaliber Technologies Corp.......................... $   12,250
      8,000    H&R Block Inc. ......................................    309,000
      1,000    Intel Corp...........................................     92,313
        500    Microsoft Corp. +....................................     66,156
        200    Netscape Communications Corp. +......................      7,200
        100    Pixar Inc. +.........................................      2,363
                                                                     ----------
                                                                        523,595
                                                                     ----------
TOTAL COPYRIGHT/CREATIVITY COMPANIES................................ 40,562,937
                                                                     ----------
DISTRIBUTION COMPANIES -- 44.6%
               Broadcasting -- 10.3%
     70,000    Ackerley Group Inc...................................  1,264,375
      1,000    Audiofina ...........................................     40,055
      3,000    Baton Broadcasting Inc. +............................     36,910
      7,000    BHC Communications Inc., Class A.....................    906,500
      3,000    British Sky Broadcasting Group,
                 Sponsored ADR .....................................    136,313
     18,000    CanWest Global Communications Corp...................    349,774
      2,000    Carlton Communications plc,
                 Sponsored ADR .....................................     84,000
        750    Chancellor Media Corp., Class A +....................     39,469
     27,260    Chris-Craft Industries Inc. .........................  1,436,261
      1,000    Clear Channel Communications Inc. +..................     64,875
      9,000    Cox Radio Inc., Class A +............................    254,813
        500    Emmis Broadcasting Corp., Class A +..................     23,875
        200    Europe 1 Communication +.............................     44,121
      3,560    Fisher Companies Inc.................................    430,760
      4,000    General Electric Co. ................................    272,250
      5,000    Granite Broadcasting Corp.+..........................     59,375
      8,750    Gray Communications Systems Inc. ....................    220,938
     40,000    Gray Communications Systems Inc.,
                 Class B ...........................................  1,000,000
      5,000    Grupo Radio Centro, SA de CV, ADR....................     86,563
        500    Jacor Communications Inc. +..........................     22,097
        700    LaGardere Groupe.....................................     22,282
      1,000    Liberty Corp. .......................................     45,250
    100,000    LIN Television Corp. +...............................  4,662,500
        400    Metropole TV M6 SA...................................     40,571
      1,100    Nippon Television Broadcasting.......................    396,924
      4,000    NTN Communications Inc. +............................      8,500
     40,000    Paxson Communications Corp., Class A +...............    465,000
        976    SAGA Communications Inc., Class A +..................     23,668
      2,000    Scandinavian Broadcasting System SA +................     48,000
     25,000    Sistem Televisyen Malaysia Berhad ...................     26,798
     50,000    Television Broadcasting Ltd. ORD ....................    177,048
      2,200    Television Francaise 1 ..............................    190,787
     40,000    Tokyo Broadcasting System............................    708,377
      1,000    TV Azteca, S.A. de C.V. +............................ $   22,500
     10,000    United Television Inc. ..............................  1,042,500
                                                                     ----------
                                                                     14,654,029
                                                                     ----------
               Cable -- 5.6%
     50,000    Cablevision Systems Corp., Class A +.................  3,137,500
      5,000    Century Communications Corp.,
                 Class A +..........................................     38,125
      6,000    Comcast Corp., Class A...............................    153,750
      1,000    Comcast Corp., Class A Special.......................     25,750
      3,000    Comcast U.K. Cable Partners Ltd.,
                 Class A +..........................................     30,750
      2,000    General Cable plc, ADR +.............................     18,500
      3,000    NTL Inc. +...........................................     79,125
      2,000    Mercom Inc...........................................     18,000
     20,000    Rogers Communications Inc., Class B +................    120,000
     52,742    TCI Ventures Group +.................................  1,087,801
     10,000    Telewest Communications plc,
                 Sponsored ADR +....................................    135,000
     57,258    Tele-Communications Inc., Class A + .................  1,173,791
     50,000    Tele-Communications International Inc.,
                 Class A +..........................................    818,750
    100,000    United International Holdings Inc.,
                 Class A +..........................................  1,225,000
      5,000    Videotron Groupe ....................................     36,186
        100    Wireless One Inc. +..................................        325
                                                                     ----------
                                                                      8,098,353
                                                                     ----------
               Consumer Services -- 0.5%
      1,000    Department 56 Inc. +.................................     28,938
     30,000    Ticketmaster Group Inc. +............................    697,500
                                                                     ----------
                                                                        726,438
                                                                     ----------
               Entertainment Distribution -- 1.7%
    120,000    Cineplex Odeon Corp. +...............................    217,500
     22,000    GC Companies Inc. +..................................    946,000
     19,500    Shaw Communications Inc.,
                 Class B, conv. ....................................    180,640
      1,500    TCI Music Inc. +.....................................     11,063
     50,000    US WEST Media Group +................................  1,115,625
                                                                     ----------
                                                                      2,470,828
                                                                     ----------
               Equipment -- 0.8%
      2,000    CommScope Inc. +.....................................     27,125
      1,500    General Semiconductor Inc. +.........................     19,313
      3,000    Lucent Technologies Inc..............................    244,125
      2,000    NextLevel Systems Inc. +.............................     33,500
      1,000    Northern Telecom Ltd.................................    103,938
      1,000    Philips Electronics N.V., New York ..................     84,000
      3,000    Scientific-Atlanta Inc...............................     67,875
     25,000    Sterling Electronics Corp. +.........................    510,938
                                                                     ----------
                                                                      1,090,814
                                                                     ----------

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- September 30, 1997 (Unaudited)
================================================================================

                                                                          Market
   Shares                                                                  Value
   ------                                                                  -----
COMMON STOCKS (Continued)
DISTRIBUTION COMPANIES (Continued)
               Healthcare -- 6.7%
    100,000    Rhone-Poulenc Rorer Inc..............................$  9,668,750
                                                                     ----------
               Information Services -- 0.0%
      1,000    Cognizant Corp.......................................     40,750
                                                                     ----------
               International Telephone -- 7.6%
     70,000    BC TELECOM Inc. .....................................  1,808,576
     30,000    BCE Inc. ............................................    896,250
      5,000    BHI Corp.............................................    102,500
     28,000    Cable & Wireless plc, Sponsored ADR .................    724,500
     30,000    Compania de Telecomunicaciones de
                 Chile SA, Sponsored ADR............................    971,250
        500    CPT Telefonica del Peru, ADR ........................     11,813
    200,000    CPT Telefonica del Peru, Class B.....................    469,299
      2,000    Deutsche Telekom AG, ADR +...........................     38,125
      2,000    Esprit Telecom Group plc, ADR +......................     11,875
      6,000    GST Telecommunications Inc. +........................     83,250
         20    Japan Telecom Co., Ltd...............................    279,360
         10    Nippon Telegraph & Telephone Corp. ..................     92,289
      1,000    PT Telekomunikasi Indonesia..........................     22,375
      3,000    Quebec-Telephone.....................................     57,536
      3,600    Telecom Argentina Stet-France Telecom
                 SA, Sponsored ADR .................................    109,575
      2,000    Telecom Corp. of New Zealand Ltd., ADR...............     81,000
     17,500    Telecomunicacoes Brasileiras SA
                 (Telebras), Sponsored ADR..........................  2,253,125
      3,000    Telefonica de Argentina SA,
                 Sponsored ADR .....................................    109,875
     22,000    Telefonica de Espana, Sponsored ADR..................  2,070,750
     14,000    Telefonos De Mexico SA, Class L, ADR ................    724,500
                                                                     ----------
                                                                     10,917,823
                                                                     ----------
               Satellite -- 0.9%
        100    Asia Satellite Telecommunications
                 Holdings Ltd., Sponsored ADR +.....................      2,863
      6,000    EchoStar Communications Corp.,
               Class A +............................................    145,500
      5,000    General Motors Corp., Class H .......................    330,625
      2,000    Globalstar Telecommunications +......................    105,000
      7,000    Orion Network Systems Inc. +.........................    119,875
      2,000    PT Indonesia Satellite, ADR .........................     52,500
     70,000    TCI Satellite Entertainment Inc.,
                 Class A  +.........................................    529,375
      5,000    U.S. Satellite Broadcasting Co. +....................     43,125
                                                                     ----------
                                                                      1,328,863
                                                                     ----------
               Telecommunications -- 1.7%
      2,000    Bruncor Inc..........................................     52,108
     40,000    Frontier Corp........................................    920,000
      1,075    Hellenic Telecommunication
                 Organization SA (OTE)..............................  $  27,004
      6,000    Metromedia International Group Inc. +................     72,750
      1,000    MIDCOM Communications Inc. +.........................      6,875
      3,000    NewTel Enterprises Ltd. .............................     59,815
      6,000    Philippine Long Distance Telephone Co................    162,750
     20,000    Southern New England
                 Telecommunications Corp............................    818,750
      3,000    Telegroup Inc. +.....................................     31,500
     12,000    Tel-Save Holdings Inc. +.............................    288,750
                                                                     ----------
                                                                      2,440,302
                                                                     ----------
               Telecommunications -- Long Distance -- 0.8%
     13,000    AT&T Corp. ..........................................    576,063
         50    DDI Corp. ...........................................    251,923
      7,000    Sprint Corp..........................................    350,000
                                                                     ----------
                                                                      1,177,986
                                                                     ----------
               US Regional Operators -- 1.7%
      1,000    Cincinnati Bell Inc..................................     28,438
     35,000    C-TEC Corp., Class B +...............................  1,721,563
     12,000    GTE Corp. ...........................................    544,500
        731    SBC Communications Inc...............................     44,865
        800    Teleport Communications Group Inc.,
                 Class A +..........................................     35,900
      1,000    US WEST Communications Group.........................     38,500
                                                                     ----------
                                                                      2,413,766
                                                                     ----------
               Wireless Communications -- 6.3%
     62,000    Aerial  Communications Inc. +........................    554,125
      5,000    AirTouch Communications Inc. + ......................    177,188
     10,000    American Paging Inc. +...............................     20,625
      5,000    BCE Mobile Communications Inc. +.....................    173,150
      3,552    Cable & Wireless Communications plc,
                 ADR................................................     69,261
      1,000    CAI Wireless Systems Inc. +..........................      1,531
     40,000    Centennial Cellular Corp., Class A  +................    685,000
     24,000    Century Telephone Enterprises Inc. ..................  1,056,000
     35,000    COMSAT Corp. ........................................    833,438
      6,000    CoreComm Inc. +......................................     99,000
     26,000    Iridium World Communications Ltd. ...................  1,072,500
      5,000    Loral Space & Communications Ltd. +..................    103,125
      8,000    NEXTEL Communications Inc., Class A +................    231,000
      3,000    Omnipoint Corp. +....................................     65,625
      1,000    Palmer Wireless Inc., Class A +......................     17,500
      2,000    Pittencrieff Communications Inc. +...................     11,500
      1,000    Price Communications Corp. ..........................      8,688
      1,000    Qualcomm Inc. +......................................     63,688
     23,000    Rogers Cantel Mobile Communications
                 Inc., Class B +....................................    406,813
      2,000    Rural Cellular Corp., Class A +......................     23,500
    350,000    Telecom Italia Mobile SpA ...........................  1,392,863

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- September 30, 1997 (Unaudited)
================================================================================

  Principal
  Amount or                                                               Market
   Shares                                                                  Value
   ------                                                                  -----
COMMON STOCKS (Continued)
DISTRIBUTION COMPANIES (Continued)
               Wireless Communications (Continued)
     25,000    Telephone and Data Systems Inc.....................  $ 1,125,000
      5,000    360(degree)Communications Co. +....................      104,375
     18,000    Total Access Communications plc ...................       59,400
     11,000    U.S. Cellular Corp. +..............................      405,625
     15,000    WinStar Communications Inc. +......................      287,813
                                                                   ------------
                                                                      9,048,333
                                                                   ------------
TOTAL DISTRIBUTION COMPANIES......................................   64,077,035
                                                                   ------------
TOTAL COMMON STOCKS...............................................  104,639,972
                                                                   ------------
PREFERRED STOCKS -- 1.5%
               Broadcasting -- 0.2%
      4,500    Granite Broadcasting Corp.,
                 Preference Shares................................      270,000
                                                                   ------------
               Entertainment -- 0.1%
      4,000    AMC Entertainment Inc., $1.75,
                 Conv. Pfd. ......................................      134,750
                                                                   ------------
               Global Media and Entertainment -- 0.8%
     62,765    News Corp. Ltd., Sponsored ADR
                 Preference Shares................................    1,125,847
                                                                   ------------
               Wireless Communications -- 0.4%
     13,000    AirTouch Communications Inc.,
                 Series B, 6.000%, Pfd. ..........................      423,313
      3,000    AirTouch Communications Inc.,
                 Series C, 4.250%, Pfd............................      169,313
                                                                   ------------
                                                                        592,626
                                                                   ------------
TOTAL PREFERRED STOCKS............................................    2,123,223
                                                                   ------------
COMMON STOCK WARRANTS AND RIGHTS -- 0.0%
     10,000    Oriental Press Group, Warrants,
                 expires 10/02/1998 +.............................          322
                                                                   ------------
TOTAL COMMON STOCK WARRANTS AND RIGHTS ...........................          322
                                                                   ------------
CORPORATE BONDS -- 1.6%
               Cable -- 1.4%
$ 1,200,000    HSN Inc., Conv. Sub. Deb., 5.875%
                 due 03/01/2016, 144A (b) ........................    1,830,000
    300,000    Tele-Communications International Inc.,
                 Conv. Sub. Deb., 4.500% due
                 02/15/2006 ......................................      252,375
                                                                   ------------
                                                                      2,082,375
                                                                   ------------
               Entertainment Production -- 0.1%
    100,000    Viacom Inc., Sub. Deb., 8.000%
                 due 07/07/2006 ..................................      100,000
                                                                   ------------


  Principal                                                               Market
   Amount                                                                  Value
   ------                                                                  -----
               Equipment -- 0.1%
 $  100,000    Trans-Lux Corp., Conv. Deb., 7.500%
                 due 12/01/2006 .................................. $    123,000
                                                                   ------------
               Software -- 0.0%
     50,000    BBN Corp., Conv. Sub. Deb., 6.000%
                 due 4/01/2012 ...................................       48,500
                                                                   ------------
TOTAL CORPORATE BONDS.............................................    2,353,875
                                                                   ------------
U.S. TREASURY BILLS -- 24.6%
 35,415,000    4.84% to 5.01% ++
                 due 10/16/1997 -- 11/28/1997.....................   35,240,522
                                                                   ------------
TOTAL INVESTMENTS (Cost $118,824,768) (a).............  100.5%      144,357,914
OTHER ASSETS AND LIABILITIES (NET)....................   (0.5)         (673,898)
                                                        -----      ------------

NET ASSETS -- COMMON STOCK
  (11,056,715 common shares outstanding)..........................  112,434,016
                                                                   ------------
NET ASSETS -- PREFERRED STOCK
  (1,250,000 preferred shares outstanding)........................   31,250,000
                                                                   ------------
TOTAL NET ASSETS......................................  100.0%     $143,684,016
                                                        =====      ============
NET ASSET VALUE per common share
  ($111,615,891 / 11,056,715 shares
  outstanding) ...................................................       $10.09
                                                                         ======

----------

    (a) Aggregate cost for Federal tax purposes was $118,904,320. Net unrealized appreciation for Federal tax purposes was $25,453,594 (gross unrealized appreciation was $27,181,242 and gross unrealized depreciation was $1,727,648).

    (b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security maybe resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of this security at September 30, 1997 was $1,830,000, representing 1.27% of total net assets.

    +   Non-income producing security

    ++  Represents annualized yield at date of purchase.

   ADR- American Depositary Receipt

   ADS- American Depositary Share

   GDR- Global Depositary Receipt

   ORD- Ordinary Share

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN


Enrollment in the Plan

      It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

                      [This page intentionally left blank]

                             DIRECTORS AND OFFICERS

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President, Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President
  Dollar Dry Dock Savings Bank

James P. Conn
  Managing Director/Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Chairman & Chief Executive Officer,
  The Lehigh Group, Inc.

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Peter W. Latartara
  Assistant Vice President

James E. McKee
  Secretary


Investment Adviser

Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434

Custodian

State Street Bank and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

NYSE-Symbol:  GGT
Shares Outstanding 11,056,715

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Saturday's The New York Times and "Specialized Equity Funds" in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

     -------------------------------------------------------------
      For general information about the Gabelli Funds,
      call 1-800-GABELLI (1-800-422-3554), fax us
      at 914-921-5118, visit Gabelli Funds' Internet
      homepage at: http://www.gabelli.com
      or e-mail us at: closedend@gabelli.com
     -------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
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THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
One Corporate Center
Rye, NY 10580-1434
Internet: http:/ /www.gabelli.com
e-mail:  closedend@gabelli.com

                                                            Third Quarter Report
                                                              September 30, 1997

                                                                       GGT 09/97